Exhibit 99.1

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/09/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. FIRST FEDERAL OF NORTHERN MI BANCORP INC ATTN: EILEEN BUDICK 100 SOUTH SECOND AVENUE ALPENA, MI 49707 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/09/2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1 and 2. 1To approve the Agreement and Plan of Merger, dated as of January 16, 2018, as amended, by and among Mackinac Financial Corporation ("Mackinac"), MFNC Acquisition, LLC (MFNC) and First Federal of Northern Michigan Bancorp, Inc. ("First Federal"), pursuant to which First Federal will merge with and into MFNC, a wholly owned subsidiary of Mackinac (the "Merger Agreement") For 0 Against 0 Abstain 0 0 0 0 2To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the approval of the Merger Agreement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0 For address change/comments, mark here. (see reverse for instructions) Please indicate if you plan to attend this meeting Yes 0 No 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000373170_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of the Special Meeting and Joint Proxy Statement-Prospectus, are available at www.proxyvote.com FIRST FEDERAL OF NORTHERN MI BANCORP, INC. Special Meeting of Shareholders May 10, 2018 8:00 a.m. This proxy is solicited by the Board of Directors The shareholders hereby appoint(s) Michael W. Mahler and Martin A. Thomson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FIRST FEDERAL OF NORTHERN MI BANCORP, INC. that the shareholders is/are entitled to vote at the Special Meeting of shareholders to be held at Art in the Loft, located at 109 North Second Avenue, Suite 300, Alpena, Michigan 49707, 8:00 a.m. local time, May 10, 2018, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, AND 2. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000373170_2 R1.0.1.17